SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF
                    THE SECURITIES EXCHANGE ACT OF 1934


Date of Report:  October 15, 1999


                 Motor Coach Industries International, Inc.
           (Exact name of registrant as specified in its charter)


     Delaware                                              86-0706940
    (State or other               (Commission            (IRS Employer
    jurisdiction of               File Number)           Identification No.)
    incorporation)


10 East Golf Road, Des Plaines, Illinois                            60016
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number including area code: (847) 299-9900


                               Not Applicable
       (Former name or former address, if changed since last report)





Item 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

            On October 8, 1999, Motor Coach Industries International, Inc. ( the "Registrant"), with the approval of the Registrant's Board of Directors, appointed the firm of PricewaterhouseCoopers LLP ("PWC") as the new independent public accountants and auditors for the Registrant effective immediately and discharged the Registrant's current independent public accountants and auditors, Arthur Andersen, LLP ("Arthur Andersen").

            Arthur Andersen's report on the Registrant's financial statements for the two years ended December 31, 1998, dated April 20, 1999 (except with respect to the matters in Note 2 and 27, as to which the date is May 25, 1999), contained an explanatory paragraph relating to the ability of the Registrant to continue as a going concern; however, such report did not otherwise contain any adverse opinion or a disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope, or accounting principles. The explanatory paragraph was subsequently removed by Arthur Andersen on a report dated July 22, 1999 issued in connection with the Registrant's Registration Statement on Form S-4.

            During the Registrant's latest two fiscal years and the subsequent period through October 8, 1999, the date on which Arthur Andersen was dismissed, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

            In 1997, 1998 and 1999, Arthur Andersen and the Registrant's predecessor independent accountants noted to the management of MCII Holdings (USA), Inc., the Registrant's ultimate U.S. parent corporation ("MCII"), and to the board of directors of Consorcio G Grupo Dina, S.A. de C.V., the then sole stockholder of MCII, a number of significant deficiencies in the design or operation of the Registrant's internal control environment. Specifically, the accountants noted a lack of senior level accounting leadership, deficiencies in the preparation of consolidated financial statements for Dina Autobuses, S.A. de C.V. and inadequacies in the design and operating effectiveness of the Registrant's accounting operations required for a complex public corporation. The Registrant has been implementing changes that it believes will prevent the recurrence of the reportable conditions, including the hiring of a Chief Accounting Officer in June 1998.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit No.    Exhibit
-----------    -------

   16          Letter from Arthur Andersen, LLP dated October 15, 1999.


                                 SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MOTOR COACH INDUSTRIES
                                      INTERNATIONAL, INC.


                                      By:  /s/ Horst Sieben
                                           ------------------------
                                          Name:   Horst Sieben
                                          Title:  Chief Financial Officer



Date: October 15, 1999



                             INDEX TO EXHIBITS



  Exhibit No.    Exhibit                                                 Page
  -----------    -------                                                 ----

       16        Letter from Arthur Andersen, LLP dated
                 October 15, 1999.